Exhibit 99.4

QUARTERLY ADJUSTED OPERATING RATIO BY REPORTABLE SEGMENT (UNAUDITED)(1)(2)
(Dollars in thousands)

	Three Months Ended								Years Ended December 31,
	March 31, 2017	June 30, 2017	September 30, 2017	December 31, 2017	March 31, 2018	June 30, 2018	September 30, 2018	December 31, 2018	2017	2018
Trucking:
GAAP Presentation
Total revenue	$218,690	$220,323	$424,832	$1,106,481	$1,037,364	$1,081,832	$1,070,978	$1,100,080	$1,970,326	$4,290,254
Total operating expenses	(198,430)	(194,561)	(404,908)	(969,169)	(937,113)	(955,175)	(930,386)	(916,762)	(1,767,068)	(3,739,436)
Operating income	$20,260	$25,762	$19,924	$137,312	$100,251	$126,657	$140,592	$183,318	$203,258	$550,818
Operating ratio	90.7%	88.3%	95.3%	87.6%	90.3%	88.3%	86.9%	83.3%	89.7%	87.2%

Non-GAAP Presentation
Total revenue	$218,690	$220,323	$424,832	$1,106,481	$1,037,364	$1,081,832	$1,070,978	$1,100,080	$1,970,326	$4,290,254
Trucking fuel surcharge	(26,202)	(26,221)	(48,442)	(125,105)	(129,091)	(140,661)	(134,591)	(130,055)	(225,970)	(534,398)
Intersegment transactions	(28)	(53)	(31)	(17)	(19)	(54)	(86)	(83)	(129)	(242)
Revenue, excluding fuel surcharge and intersegment transactions	192,460	194,049	376,359	981,359	908,254	941,117	936,301	969,942	1,744,227	3,755,614

Total operating expenses	198,430	194,561	404,908	969,169	937,113	955,175	930,386	916,762	1,767,068	3,739,436
Adjusted for:
Trucking fuel surcharge	(26,202)	(26,221)	(48,442)	(125,105)	(129,091)	(140,661)	(134,591)	(130,055)	(225,970)	(534,398)
Intersegment transactions	(28)	(53)	(31)	(17)	(19)	(54)	(86)	(83)	(129)	(242)
Impairments (3)	—	—	—	—	—	—	—	(1,640)	—	(1,640)
Amortization of intangibles (4)	—	—	—	—	(165)	(343)	(352)	(349)	—	(1,209)
Accruals for class action lawsuits (5)	—	—	—	(1,900)	—	—	—	—	(1,900)	—
Merger-related costs (6)	—	(4,178)	(18,934)	—	—	—	—	—	(23,112)	—
Adjusted Operating Expenses	172,200	164,109	337,501	842,147	807,838	814,117	795,357	784,635	1,515,957	3,201,947
Adjusted Operating Income	$20,260	$29,940	$38,858	$139,212	$100,416	$127,000	$140,944	$185,307	$228,270	$553,667
Adjusted Operating Ratio	89.5%	84.6%	89.7%	85.8%	88.9%	86.5%	84.9%	80.9%	86.9%	85.3%

Logistics:
GAAP Presentation
Total revenue	$44,008	$43,829	$54,267	$93,821	$89,189	$99,188	$113,387	$134,280	$235,925	$436,044
Total operating expenses	(41,595)	(41,480)	(51,138)	(86,544)	(85,230)	(94,573)	(103,236)	(121,014)	(220,757)	(404,053)
Operating income	$2,413	$2,349	$3,129	$7,277	$3,959	$4,615	$10,151	$13,266	$15,168	$31,991
Operating ratio	94.5%	94.6%	94.2%	92.2%	95.6%	95.3%	91.0%	90.1%	93.6%	92.7%

Non-GAAP Presentation
Total revenue	$44,008	$43,829	$54,267	$93,821	$89,189	$99,188	$113,387	$134,280	$235,925	$436,044
Intersegment transactions	(1,386)	(1,649)	(1,159)	(3,621)	(3,138)	(2,787)	(1,990)	(1,459)	(7,815)	(9,374)
Revenue, excluding intersegment transactions	42,622	42,180	53,108	90,200	86,051	96,401	111,397	132,821	228,110	426,670

Total operating expenses	41,595	41,480	51,138	86,544	85,230	94,573	103,236	121,014	220,757	404,053
Adjusted for:
Impairments (3)	—	—	—	—	—	—	—	(794)	—	(794)
Intersegment transactions	(1,386)	(1,649)	(1,159)	(3,621)	(3,138)	(2,787)	(1,990)	(1,459)	(7,815)	(9,374)
Adjusted Operating Expenses	40,209	39,831	49,979	82,923	82,092	91,786	101,246	118,761	212,942	393,885
Adjusted Operating Income	$2,413	$2,349	$3,129	$7,277	$3,959	$4,615	$10,151	$14,060	$15,168	$32,785
Adjusted Operating Ratio	94.3%	94.4%	94.1%	91.9%	95.4%	95.2%	90.9%	89.4%	93.4%	92.3%

QUARTERLY ADJUSTED OPERATING RATIO BY REPORTABLE SEGMENT (UNAUDITED)(1)(2) — Continued
(Dollars in thousands)

	Three Months Ended								Years Ended December 31,
	March 31, 2017	June 30, 2017	September 30, 2017	December 31, 2017	March 31, 2018	June 30, 2018	September 30, 2018	December 31, 2018	2017	2018
Intermodal:
GAAP Presentation
Total revenue	$3,916	$4,219	$29,068	$113,123	$110,267	$120,047	$130,369	$138,138	$150,326	$498,821
Total operating expenses	(3,806)	(3,994)	(27,361)	(108,124)	(106,319)	(115,567)	(120,681)	(124,982)	(143,285)	(467,549)
Operating income	$110	$225	$1,707	$4,999	$3,948	$4,480	$9,688	$13,156	$7,041	$31,272
Operating ratio	97.2%	94.7%	94.1%	95.6%	96.4%	96.3%	92.6%	90.5%	95.3%	93.7%

Non-GAAP Presentation
Total revenue	$3,916	$4,219	$29,068	$113,123	$110,267	$120,047	$130,369	$138,138	$150,326	$498,821
Intersegment transactions	(130)	(70)	(53)	(167)	(137)	(217)	(203)	(666)	(420)	(1,223)
Revenue, excluding intersegment transactions	3,786	4,149	29,015	112,956	110,130	119,830	130,166	137,472	149,906	497,598

Total operating expenses	3,806	3,994	27,361	108,124	106,319	115,567	120,681	124,982	143,285	467,549
Adjusted for:
Impairments (3)	—	—	—	—	—	—	—	(45)	—	(45)
Intersegment transactions	(130)	(70)	(53)	(167)	(137)	(217)	(203)	(666)	(420)	(1,223)
Adjusted Operating Expenses	3,676	3,924	27,308	107,957	106,182	115,350	120,478	124,271	142,865	466,281
Adjusted Operating Income	$110	$225	$1,707	$4,999	$3,948	$4,480	$9,688	$13,201	$7,041	$31,317
Adjusted Operating Ratio	97.1%	94.6%	94.1%	95.6%	96.4%	96.3%	92.6%	90.4%	95.3%	93.7%

(1)	See Consolidated Adjusted Operating Income and Adjusted Operating Ratio footnote (1).

(2)	See Consolidated Adjusted Operating Income and Adjusted Operating Ratio footnote (2).

(3)	See Consolidated Adjusted Operating Income and Adjusted Operating Ratio footnote (4).

(4)	See Consolidated Adjusted Operating Income and Adjusted Operating Ratio footnote (5).

(5)	See Consolidated Adjusted Operating Income and Adjusted Operating Ratio footnote (7).

(6)	See Consolidated Adjusted Operating Income and Adjusted Operating Ratio footnote (8).